QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-40826, 333-36794, 333-89605 and 333-78503) and on Form S-3 (File No. 333-36466) of HearMe of our reports dated March 12, 2002 relating to the consolidated financial statements and financial statement schedule which appear in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 15, 2002

QuickLinks

  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS